HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 46.4%

Janus Capital Group, Inc.†

1,190

$

39,091

Genworth Financial, Inc. —

FINANCIALS 8.9%

Class A†

1,471

37,437

HSBC Holdings PLC — SP

IntercontinentalExchange,

ADR†

2,630

$

220,157

Inc.*

190

36,575

Goldman Sachs Group, Inc.

790

169,889

Host Hotels & Resorts, Inc.†

1,810

30,842

Banco Santander Central

CME Group Inc.†

40

27,440

Hispano SA — SP ADR†

6,900

148,626

American Financial Group,

Travelers Cos, Inc.

2,621

141,010

Inc.

790

22,815

UBS AG — SP ADR

2,500

115,000

Protective Life Corp.

510

20,920

Allied World Assurance

Jones Lang LaSalle, Inc.†

290

20,636

Company Holdings Ltd

2,210

110,876

Fidelity National Financial,

Charles Schwab Corp.

4,280

109,354

Inc. — Class A†

1,361

19,884

Plum Creek Timber Co., Inc.

Apartment Investment &

(REIT)†

2,340

107,734

Management Co. — Class

Deutsche Bank AG— SP

A†

560

19,449

ADR†

810

104,822

Taubman Centers, Inc.†

390

19,184

Aon Corp.

2,170

103,487

Bank of New York Mellon

Alleghany Corp.*†

240

96,480

Corp.

360

17,554

Banco Bilbao Vizcaya

Franklin Resources, Inc.†

130

14,876

Argentaria SA — SP

BRE Properties, Inc. — Class

ADR†

3,680

89,240

A†

360

14,591

Allianz AG - SP ADR

4,190

89,037

T. Rowe Price Group, Inc.†

190

11,567

Marsh & McLennan Cos., Inc.

3,340

88,410

Nymex Holdings, Inc.†

70

9,353

Loews Corp.

1,750

88,095

Eaton Vance Corp.†

150

6,812

Credit Suisse Group — SP

Forestar Real Estate Group,

ADR†

1,450

87,145

Inc.*

210

4,954

Lloyds TSB Group PLC —

Guaranty Financial Group,

SP ADR†

2,230

83,959

Inc.*

210

3,360

ING Groep N.V. — SP ADR

2,080

80,933

CIT Group, Inc.

91

2,187

JPMorgan Chase & Co.

1,820

79,443

Total Financials

__________

3,411,488

Barclays PLC — SP ADR†

1,940

78,318

Morgan Stanley

1,300

69,043

INDUSTRIALS 6.4%

Federated Investors, Inc. —

Siemens AG — SP ADR†

750

118,020

Class B†

1,640

67,502

CSX Corp.

2,581

113,512

AXA — SP ADR

1,670

66,316

Jacobs Engineering Group,

Allstate Corp.

1,230

64,243

Inc.*†

1,010

96,566

Hartford Financial Services

Paccar, Inc.†

1,680

91,526

Group, Inc.

730

63,649

Foster Wheeler Ltd.*

580

89,912

Ameriprise Financial, Inc.

1,070

58,968

Precision Castparts Corp.

640

88,768

Blackrock, Inc.

270

58,536

Caterpillar, Inc.

1,150

83,444

Chubb Corp.

1,060

57,855

Terex Corp.*

1,210

79,340

ACE Ltd.

930

57,455

Shaw Group, Inc.*†

1,150

69,506

Transatlantic Holdings, Inc.

760

55,229

Cummins, Inc.

540

68,780

ProLogis†

800

50,704

Burlington Northern Santa Fe

AFLAC, Inc.

720

45,094

Corp.

780

64,919

UnumProvident Corp.†

1,890

44,963

Quanta Services, Inc.*†

2,170

56,941

Prudential Financial, Inc.

440

40,938

KBR Inc.*

1,450

56,260

Annaly Mortgage

Norfolk Southern Corp.

1,070

53,971

Management, Inc.†

2,170

39,451

AGCO Corp.*

780

53,024

1

HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Chicago Bridge & Iron, Co.

Brady Corp. — Class A†

260

$

9,123

N.V.†

870

$

52,583

GrafTech International Ltd.*

500

8,875

Diana Shipping, Inc.†

1,590

50,021

Energy Conversion Devices,

Kirby Corp.*†

1,050

48,804

Inc.*†

220

7,403

ABB Ltd. — SP ADR

1,650

47,520

Belden, Inc.†

150

6,675

Eaton Corp.

490

47,506

Regal-Beloit Corp.†

140

6,293

URS Corp.*

870

47,267

American Superconductor

Waste Management, Inc.

1,441

47,077

Corp.*†

220

6,015

Joy Global, Inc.

700

46,074

Stericycle, Inc.*†

20

1,188

Steelcase, Inc. — Class A†

2,900

46,023

CH Robinson Worldwide, Inc.

20

1,082

ITT Industries, Inc.

690

45,568

Total Industrials

__________

2,468,533

Koninklijke Philips

Electronics N.V.— SP

ENERGY 5.4%

ADR

1,040

44,460

BP PLC — SP ADR

2,930

214,388

Pall Corp.

1,070

43,142

Total SA — SP ADR

2,400

198,240

Fluor Corp.†

280

40,802

National-Oilwell Varco, Inc.*

2,300

168,958

Emerson Electric Co.

700

39,662

Royal Dutch Shell PLC — SP

Flowserve Corp.

400

38,480

ADR†

1,980

166,716

Ryder System, Inc.

740

34,787

ENI-Ente Nazionale

DryShips, Inc.†

390

30,186

Idrocarburi — SP ADR

1,730

125,304

Deere & Co.

320

29,798

Cameron International Corp.*

2,520

121,288

First Solar, Inc.*

110

29,385

Hess Corp.†

1,000

100,860

Suntech Power Holdings Co.

ENSCO International, Inc.†

1,440

85,853

Ltd. - SP ADR*†

340

27,989

Anadarko Petroleum Corp.

1,301

85,463

Seaspan Corp.†

1,090

26,694

ConocoPhillips

950

83,885

Ryanair Holdings PLC — SP

Valero Energy Corp.

1,140

79,834

ADR*†

580

22,875

Noble Corp.

1,170

66,117

Woodward Governor Co.†

310

21,065

Grant Prideco, Inc.*

1,160

64,392

Timken Co.†

640

21,024

Chesapeake Energy Corp.†

1,541

60,407

Sunpower Corp.*†

160

20,862

Cimarex Energy Co.

1,130

48,059

DRS Technologies, Inc.†

360

19,537

Superior Energy Services*

1,100

37,862

BE Aerospace, Inc.*†

360

19,044

Newfield Exploration Co.*

700

36,890

Manitowoc Co., Inc.

390

19,044

Denbury Resources, Inc.*

1,200

35,700

Granite Construction, Inc.

510

18,452

Marathon Oil Corp.

580

35,299

EMCOR Group, Inc.*

770

18,195

Transocean, Inc.†

240

34,356

Horizon Lines, Inc. — Class

Unit Corp.*

630

29,137

A†

940

17,522

Patterson-UTI Energy, Inc.†

1,481

28,909

Con-way, Inc.

420

17,447

Dresser-Rand Group, Inc.*

610

23,820

Genco Shipping & Trading

Halliburton Co.

600

22,746

Ltd.†

310

16,976

Diamond Offshore Drilling,

Perini Corp.*†

400

16,568

Inc.†

140

19,880

Alexander & Baldwin, Inc.

300

15,498

Oceaneering International,

GATX Corp.

410

15,039

Inc.*

290

19,531

United Rentals, Inc.*

810

14,872

Weatherford International

McDermott International,

Ltd.*

280

19,208

Inc.*†

240

14,167

Tesoro Corp.

360

17,172

Eagle Bulk Shipping, Inc.†

520

13,806

Tenaris SA — SP ADR

360

16,103

SPX Corp.

130

13,371

Smith International, Inc.

210

15,509

Roper Industries, Inc.†

210

13,133

FMC Technologies, Inc.*

230

13,041

AMETEK, Inc.

280

13,115

Total Energy

__________

2,074,927

Quintana Maritime Ltd.†

520

11,950

2

HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

HEALTH CARE 5.3%

Novellus Systems, Inc.*†

4,150

$

114,415

GlaxoSmithKline PLC — SP

Vishay Intertechnology, Inc.*

8,211

93,688

ADR

3,620

$

182,412

Juniper Networks, Inc.*†

2,750

91,300

Baxter International, Inc.

3,100

179,955

Electronic Data Systems

Novartis AG — SP ADR

3,090

167,818

Corp.

4,051

83,977

Schering-Plough Corp.

6,160

164,102

EMC Corp*†

4,231

78,400

Sanofi-Aventis — SP ADR

2,930

133,403

Teradyne, Inc.*†

7,342

75,916

UnitedHealth Group, Inc.

1,451

84,448

Google, Inc. — Class A*

100

69,148

Eli Lilly & Co.

1,580

84,356

Applied Materials, Inc.

3,740

66,422

AstraZeneca PLC — SP

Nvidia Corp.*

1,920

65,318

ADR†

1,970

84,355

AVX Corp.

4,650

62,403

Thermo Fisher Scientific,

Avnet, Inc.*

1,260

44,062

Inc.*

1,390

80,175

Xerox Corp.

2,711

43,891

Pfizer, Inc.

3,251

73,895

SAP AG — SP ADR†

820

41,861

WellPoint, Inc.*

760

66,675

Alliance Data Systems

CIGNA Corp.

1,230

66,088

Corp.*†

510

38,245

Aetna, Inc.

940

54,266

CommScope, Inc.*

740

36,415

Humana, Inc.*

650

48,951

eBay, Inc.*

1,040

34,518

Waters Corp.*

580

45,861

MasterCard, Inc.

150

32,280

DENTSPLY International,

Telefonaktiebolaget LM

Inc.

960

43,219

Ericsson — SP ADR†

1,350

31,522

McKesson Corp.

650

42,582

Computer Sciences Corp.*

620

30,671

Alcon, Inc. — SP ADR

270

38,621

Polycom, Inc.*

1,090

30,280

Shire PLC — SP ADR†

500

34,475

NAVTEQ Corp.*

370

27,972

Brookdale Senior Living,

Dolby Laboratories, Inc. —

Inc.†

1,200

34,092

Class A*

530

26,352

Cerner Corp.*†

550

31,020

Affiliated Computer Services,

Coventry Health Care, Inc.*

490

29,033

Inc. — Class A*

490

22,099

Quest Diagnostics, Inc.

540

28,566

Tellabs, Inc.*†

3,350

21,909

Express Scripts, Inc.*

390

28,470

Intersil Corp. — Class A

850

20,808

Health Net, Inc.*

560

27,048

Dycom Industries, Inc.*†

670

17,855

VCA Antech, Inc.*

600

26,538

VeriSign, Inc.*

460

17,301

WellCare Health Plans, Inc.*

620

26,294

Riverbed Technology, Inc.*

640

17,114

Medco Health Solutions, Inc.*

250

25,350

Convergys Corp.*

1,000

16,460

Teva Pharmaceutical

Atmel Corp.*

3,810

16,459

Industries Ltd. — SP

Gartner, Inc. — Class A*†

860

15,102

ADR†

500

23,240

Trimble Navigation Ltd.*†

480

14,515

Invitrogen Corp.*

240

22,418

Equinix, Inc.*†

100

10,107

HLTH Corp.*†

1,500

20,100

Gmarket, Inc.*†

350

8,715

Community Health Systems,

Sohu.com, Inc.*

150

8,178

Inc.*†

510

18,799

ValueClick, Inc.*

340

7,446

Lincare Holdings, Inc.*†

430

15,119

Omniture, Inc.*†

220

7,324

Stryker Corp.†

190

14,197

VistaPrint Ltd.*

170

7,285

Biogen Idec, Inc.*

200

11,384

CNET Networks, Inc.*†

740

6,764

Total Health Care

__________

2,057,325

SAVVIS, Inc.*

210

5,861

DealerTrack Holdings, Inc.*†

160

5,355

INFORMATION TECHNOLOGY 4.9%

Digital River, Inc.*†

150

4,961

Hewlett-Packard Co.

3,181

160,577

j2 Global Communications,

Nokia OYJ — SP ADR†

3,540

135,901

Inc.*†

210

4,446

MEMC Electronic Materials,

Inc.*

1,400

123,886

3

HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Varian Semiconductor

Amazon.com, Inc.*

1,250

$

115,800

Equipment Associates,

DaimlerChrysler AG— SP

Inc.*

110

$

4,070

ADR†

1,100

105,193

Total Information Technology

__________

1,899,554

McDonald's Corp.

1,590

93,667

DIRECTV Group, Inc.*

3,530

81,613

TELECOMMUNICATION SERVICES 3.9%

Expedia, Inc.*†

2,060

65,137

Vodafone Group PLC — SP

Walt Disney Co.†

1,770

57,136

ADR

6,950

259,374

Home Depot, Inc.

1,801

48,519

Telefonica SA — SP ADR

1,880

183,469

Comcast Corp. — Class A*†

2,470

45,102

China Mobile Ltd. — SP

Carnival Corp.

970

43,155

ADR†

1,240

107,719

GameStop Corp. — Class A*

660

40,993

U.S. Cellular Corp.*

1,160

97,556

Priceline.com, Inc.*†

340

39,052

Deutsche Telekom AG — SP

CTC Media, Inc.*

1,160

35,032

ADR

3,860

83,646

AutoZone, Inc.*

260

31,177

BT Group PLC — SP ADR

1,520

81,958

Harrah's Entertainment, Inc.

340

30,175

AT&T, Inc.

1,911

79,421

Big Lots, Inc.*†

1,790

28,622

CenturyTel, Inc.

1,871

77,572

Kohl's Corp.*

540

24,732

Verizon Communications, Inc.

1,751

76,501

Luxottica Group — SP ADR†

780

24,562

Telephone & Data Systems,

Discovery Holding Co. —

Inc.

960

60,096

Class A*

900

22,626

France Telecom SA — SP

Burger King Holdings, Inc.

700

19,957

ADR

1,650

58,790

Hasbro, Inc.†

770

19,697

America Movil SAB de CV

Netflix, Inc.*†

730

19,433

— SP ADR

800

49,112

Whirlpool Corp.

220

17,959

Telecom Italia — SP ADR†

1,460

45,026

Mattel, Inc.

920

17,517

Vimpel-Communications —

MGM Mirage, Inc.*

200

16,804

SP ADR

1,040

43,264

Mohawk Industries, Inc.*†

210

15,624

Mobile Telesystems — SP

Virgin Media, Inc.

910

15,597

ADR†

380

38,680

American Eagle Outfitters,

NII Holdings, Inc. — Class

Inc.

720

14,954

B*†

790

38,173

BorgWarner, Inc.

300

14,523

Turkcell Iletisim Hizmet AS,

RadioShack Corp.†

830

13,994

Inc. — SP ADR†

930

25,640

Dollar Tree Stores, Inc.*

530

13,738

Rogers Communications, Inc.

ITT Educational Services,

— Class B

560

25,340

Inc.*

160

13,643

SK Telecom Co. Ltd. — SP

Ross Stores, Inc.

530

13,552

ADR

610

18,202

Wynn Resorts Ltd.†

120

13,456

American Tower Corp. —

Phillips-Van Heusen Corp.

350

12,901

Class A*

410

17,466

Systemax, Inc.†

610

12,395

Philippine Long Distance

GSI Commerce, Inc.*†

600

11,700

Telephone Co. — SP

Garmin Ltd.

120

11,640

ADR

230

17,416

Johnson Controls, Inc.

300

10,812

Crown Castle International

Guess?, Inc.†

250

9,472

Corp.*†

290

12,064

Blue Nile, Inc.*†

120

8,167

MetroPCS Communications,

Central European Media

Inc.*

530

10,309

Enterprises Ltd. — Class

Total Telecommunication Services

__________

1,506,794

A*

60

6,959

Office Depot, Inc.*

470

6,538

CONSUMER DISCRETIONARY 3.6%

Total Consumer Discretionary

__________

1,401,365

Time Warner, Inc.

8,361

138,040

4

HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

MATERIALS 3.3%

Wal-Mart Stores, Inc.

1,671

$

79,423

Rio Tinto PLC — SP ADR†

360

$

151,164

Altria Group, Inc.

1,030

77,847

BHP Billiton Ltd. — SP

NBTY, Inc.*

2,510

68,774

ADR†

1,760

123,270

Alberto-Culver Co.

1,931

47,387

Anglo American PLC — SP

Cadbury Schweppes PLC —

ADR†

4,020

122,087

SP ADR

920

45,420

E.I. du Pont de Nemours and

PepsiAmericas, Inc.

1,340

44,649

Co.

2,380

104,934

Bunge, Ltd.

270

31,431

United States Steel Corp.

670

81,010

Pepsi Bottling Group, Inc.†

750

29,595

Alcoa, Inc.

1,750

63,962

SUPERVALU, Inc.

680

25,514

Dow Chemical Co.

1,580

62,284

CVS Corp.

450

17,887

Companhia Vale do Rio Doce

Dean Foods Co.

650

16,809

— SP ADR

1,650

53,906

Hansen Natural Corp.*†

190

8,415

The Mosaic Co.*

560

52,830

Total Consumer Staples

__________

1,203,984

Steel Dynamics, Inc.†

850

50,635

Southern Copper Corp.†

410

43,103

UTILITIES 1.6%

POSCO — SP ADR

240

36,098

Southern Union Co.

2,940

86,318

Albemarle Corp.†

850

35,063

NRG Energy, Inc.*†

1,970

85,380

Potash Corporation of

CenterPoint Energy, Inc.†

4,911

84,125

Saskatchewan†

210

30,232

Public Service Enterprise

Barrick Gold Corp.

700

29,435

Group, Inc.

650

63,856

Goldcorp, Inc.†

670

22,733

PPL Corp.

990

51,569

Reliance Steel & Aluminum

Entergy Corp.

290

34,661

Co.

390

21,138

Sierra Pacific Resources†

1,730

29,375

Praxair, Inc.

220

19,516

Reliant Energy, Inc.*

1,090

28,602

Lubrizol Corp.

330

17,873

PG&E Corp.†

640

27,578

Air Products & Chemicals,

Duke Energy Corp.

1,311

26,443

Inc.

170

16,767

Northeast Utilities

840

26,300

Teck Cominco Ltd. - Class B

440

15,712

Xcel Energy, Inc.

1,060

23,924

Agrium, Inc.

200

14,442

Constellation Energy Group,

Cleveland-Cliffs, Inc.

140

14,112

Inc.

210

21,531

Temple-Inland, Inc.†

630

13,136

SCANA Corp.

410

17,282

Freeport-McMoRan Copper &

TECO Energy, Inc.†

770

13,252

Gold, Inc. — Class B

120

12,293

Dynegy Inc.*

700

4,998

Owens-Illinois, Inc.*

230

11,385

Total Utilities

__________

625,194

PPG Industries, Inc.

160

11,237

Celanese Corp.

260

11,003

Total Common Stocks

Sigma-Aldrich Corp.†

180

9,828

(Cost $16,971,310)

__________

17,918,081

AK Steel Holding Corp.*

200

9,248

Huntsman Corp.

330

8,481

Total Materials

__________

1,268,917

EXCHANGE TRADED FUNDS 7.2%

iShares MSCI Emerging

Markets Index Fund†

18,560

__________

2,789,568

CONSUMER STAPLES 3.1%

Reynolds American, Inc.†

1,760

116,090

Unilever NV†

2,970

108,286

Total Exchange Traded Funds

Safeway, Inc.

3,111

106,427

(Cost $2,351,240)

__________

2,789,568

Molson Coors Brewing Co.

— Class B†

2,030

104,789

Diageo PLC — SP ADR

1,140

97,846

Energizer Holdings, Inc.*

870

97,553

Del Monte Foods Co.

8,440

79,842

5

HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Face

Market

Market

Amount

Value

Shares

Value

REPURCHASE AGREEMENTS

Newmont Mining Corp.

670

$

(32,716)

14.2%

Monsanto Co.

310

(34,624)

Collateralized by U.S. Treasury

Ecolab, Inc.

1,130

(57,867)

Obligations

Westlake Chemical Corp.

3,080

(58,489)

Mizuho Financial Group, Inc.

Weyerhaeuser Co.

820

(60,467)

issued 12/31/07 at 1.40%

Sealed Air Corp.

2,820

(65,255)

due 01/02/08

$

2,929,164

$ 2,929,164

Crown Holdings, Inc.*

3,080

(79,002)

Lehman Brothers Holdings,

Bemis Co., Inc.

4,121

(112,822)

Inc. issued 12/31/07 at

Total Materials

__________

(696,228)

1.00% due 01/02/08††

2,090,775

2,090,775

Morgan Stanley issued

UTILITIES (2.0)%

12/31/07 at 1.20% due

Great Plains Energy, Inc.

480

(14,074)

01/02/08

450,640

__________

450,640

Equitable Resources, Inc.

320

(17,050)

DPL, Inc.

650

(19,272)

Total Repurchase Agreements

Exelon Corp.

300

(24,492)

(Cost $5,470,579)

__________

5,470,579

AES Corp.*

1,740

(37,219)

Oneok, Inc.

840

(37,607)

SECURITIES LENDING COLLATERAL 14.7%

Allegheny Energy, Inc.

660

(41,983)

Investment in Securities Lending Short

Consolidated Edison, Inc.

950

(46,407)

Term

NiSource, Inc.

2,560

(48,358)

Investment Portfolio Held by

Aqua America, Inc.

2,770

(58,724)

U.S. Bank

5,670,597

__________

5,670,597

Pepco Holdings, Inc.

2,430

(71,272)

Ameren Corp.

1,400

(75,894)

Pinnacle West Capital Corp.

1,910

(81,003)

Total Securities Lending Collateral

(Cost $5,670,597)

__________

5,670,597

OGE Energy Corp.

2,390

(86,733)

Hawaiian Electric Industries,

Total Long Securities 82.5%

Inc.

4,340

(98,822)

(Cost $30,463,726)

$ 31,848,825

__________

Total Utilities

__________

(758,910)

Shares

COMMON STOCKS SOLD SHORT (29.7)%

CONSUMER STAPLES (2.2)%

Constellation Brands, Inc. —

TELECOMMUNICATION SERVICES (0.3)%

Class A*

360

(8,510)

Sprint Nextel Corp.

3,630 $

(47,662)

Rite Aid Corp.*

9,570

(26,700)

Level 3 Communications,

Whole Foods Market, Inc.

870

(35,496)

Inc.*

17,940

(54,537)

Bare Escentuals, Inc.*

1,680

(40,740)

Total Telecommunication Services

__________

(102,199)

Walgreen Co.

1,120

(42,650)

Brown-Forman Corp.

650

(48,171)

MATERIALS (1.8)%

Hershey Co.

1,530

(60,282)

Eastman Chemical Co.

100

(6,109)

Tyson Foods, Inc. - Class A

4,090

(62,700)

Scotts Miracle-Gro Co. -

WM Wrigley Jr Co.

1,340

(78,457)

Class A

380

(14,220)

Colgate-Palmolive Co.

1,060

(82,638)

Louisiana-Pacific Corp.

1,070

(14,638)

Sara Lee Corp.

5,590

(89,775)

International Flavors &

Archer-Daniels-Midland Co.

2,260

(104,932)

Fragrances, Inc.

330

(15,883)

Avon Products, Inc.

4,320

(170,770)

Total Consumer Staples

(851,821)

Ashland, Inc.

370

(17,549)

__________

Vulcan Materials Co.

260

(20,563)

Pactiv Corp.*

819

(21,810)

ENERGY (2.8)%

Allegheny Technologies, Inc.

280

(24,192)

Teekay Corp.

10

(532)

Sonoco Products Co.

840

(27,451)

Western Refining, Inc.

30

(726)

Nucor Corp.

550

(32,571)

Cheniere Energy, Inc.*

40

(1,306)

Tetra Technologies, Inc.*

3,210

(49,980)

6

HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

BJ Services Co.

2,250

$

(54,585)

Johnson & Johnson

1,720

$

(114,724)

Baker Hughes, Inc.

720

(58,392)

Total Health Care

__________

(1,381,279)

Massey Energy Co.

1,680

(60,060)

W&T Offshore, Inc.

2,070

(62,017)

CONSUMER DISCRETIONARY (3.6)%

Peabody Energy Corp.

1,010

(62,257)

MDC Holdings, Inc.

10

(371)

Quicksilver Resources, Inc.*

1,080

(64,357)

Goodyear Tire & Rubber Co.*

120

(3,386)

Nabors Industries Ltd.*

2,430

(66,558)

KB Home

170

(3,672)

Forest Oil Corp.*

1,310

(66,600)

Carmax, Inc.*

220

(4,345)

Arch Coal, Inc.

1,660

(74,584)

Circuit City Stores, Inc.

1,640

(6,888)

Southwestern Energy Co.*

1,570

(87,480)

Chico's FAS, Inc.*

980

(8,849)

Pioneer Natural Resources

Gannett Co., Inc.

230

(8,970)

Co.

1,820

(88,889)

Pool Corp.

490

(9,717)

Sunoco, Inc.

1,270

(91,999)

Coldwater Creek, Inc.*

1,570

(10,503)

Apache Corp.

910

(97,861)

Warner Music Group Corp.

1,960

(11,878)

Murphy Oil Corp.

1,260

(106,898)

Lennar Corp. — Class A

790

(14,133)

Total Energy

__________

(1,095,081)

AnnTaylor Stores Corp.*

560

(14,314)

Macy's, Inc.

590

(15,263)

HEALTH CARE (3.6)%

Foot Locker, Inc.

1,170

(15,982)

PDL BioPharma, Inc.*

20

(351)

XM Satellite Radio Holdings,

Mylan, Inc.

440

(6,186)

Inc. — Class A*

1,320

(16,157)

Warner Chilcott*

710

(12,588)

Scientific Games Corp. —

Health Management

Class A*

490

(16,292)

Associates, Inc. — Class

Harman International

A

2,430

(14,531)

Industries, Inc.

230

(16,953)

Advanced Medical Optics,

Lowe's Cos., Inc.

780

(17,644)

Inc.*

680

(16,680)

Wendy's International, Inc.

690

(17,830)

Forest Laboratories, Inc.*

490

(17,861)

Apollo Group, Inc. — Class

Intuitive Surgical, Inc.*

60

(19,470)

A*

260

(18,239)

Sepracor, Inc.*

790

(20,738)

Career Education Corp.*

760

(19,106)

Omnicare, Inc.

1,000

(22,810)

Sirius Satellite Radio, Inc.*

6,440

(19,513)

King Pharmaceuticals, Inc.*

2,450

(25,088)

DR Horton, Inc.

1,550

(20,413)

Celgene Corp.*

580

(26,802)

Toll Brothers, Inc.*

1,020

(20,461)

Amylin Pharmaceuticals,

Urban Outfitters, Inc.*

820

(22,353)

Inc.*

880

(32,560)

OfficeMax, Inc.

1,110

(22,933)

Vertex Pharmaceuticals, Inc.*

1,540

(35,774)

Wyndham Worldwide Corp.

1,020

(24,031)

Varian Medical Systems,

Eastman Kodak Co.

1,240

(27,119)

Inc.*

710

(37,034)

Coach, Inc.*

900

(27,522)

Hospira, Inc.*

1,070

(45,625)

Liberty Media Corp. -

Boston Scientific Corp.*

4,320

(50,242)

Capital*

240

(27,958)

CR Bard, Inc.

600

(56,880)

Marriott International, Inc. —

Allergan, Inc.

970

(62,313)

Class A

910

(31,104)

Genzyme Corp.*

860

(64,018)

Pulte Homes, Inc.

2,990

(31,515)

Tenet Healthcare Corp.*

14,740

(74,879)

Centex Corp.

1,260

(31,828)

Bristol-Myers Squibb Co.

2,840

(75,317)

H&R Block, Inc.

2,200

(40,854)

Gilead Sciences, Inc.*

1,840

(84,658)

International Game

Amgen, Inc.*

1,910

(88,700)

Technology

950

(41,733)

Merck & Co., Inc.

1,570

(91,233)

General Motors Corp.

2,280

(56,749)

Abbott Laboratories

1,630

(91,525)

Saks, Inc.*

2,830

(58,751)

Millennium Pharmaceuticals,

Best Buy Co., Inc.

1,130

(59,494)

Inc.*

6,390

(95,722)

CBS Corp.

2,230

(60,768)

Hillenbrand Industries, Inc.

1,740

(96,970)

7

HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

DreamWorks Animation

Cypress Semiconductor

SKG, Inc. — Class A*

2,490

$

(63,595)

Corp.*

240

$

(8,647)

Interpublic Group of Cos.,

QLogic Corp.*

860

(12,212)

Inc.*

7,970

(64,637)

Cognizant Technology

Starbucks Corp.*

3,390

(69,393)

Solutions Corp. — Class

Ford Motor Co.*

12,540

(84,394)

A*

630

(21,382)

Washington Post Co. - Class

MoneyGram International,

B

290

(229,515)

Inc.

1,550

(23,824)

Total Consumer Discretionary

__________

(1,387,125)

National Instruments Corp.

730

(24,331)

Motorola, Inc.

1,629

(26,129)

INDUSTRIALS (3.6)%

Jabil Circuit, Inc.

1,930

(29,471)

AMR Corp.*

510

(7,155)

Sanmina-SCI Corp.*

17,440

(31,741)

US Airways Group, Inc.*

590

(8,679)

Yahoo!, Inc.*

1,800

(41,868)

Avis Budget Group, Inc.*

920

(11,960)

Lexmark International, Inc. -

Tyco International Ltd.

310

(12,292)

Class A*

1,230

(42,878)

Hubbell, Inc. — Class B

240

(12,384)

Paychex, Inc.

1,300

(47,086)

FedEx Corp.

160

(14,267)

Akamai Technologies, Inc.*

1,390

(48,094)

UTi Worldwide, Inc.

830

(16,268)

Activision, Inc.*

1,720

(51,084)

YRC Worldwide, Inc.*

1,100

(18,799)

Acxiom Corp.

4,960

(58,181)

ChoicePoint, Inc.*

520

(18,939)

Unisys Corp.*

12,910

(61,064)

Graco, Inc.

620

(23,101)

Synopsys, Inc.*

2,860

(74,160)

Brink's Co.

400

(23,896)

Adobe Systems, Inc.*

1,750

(74,778)

Monster Worldwide, Inc.*

840

(27,216)

Advanced Micro Devices,

WESCO International, Inc.*

760

(30,126)

Inc.*

10,020

(75,150)

Dun & Bradstreet Corp.

340

(30,134)

Network Appliance, Inc.*

3,140

(78,374)

Fastenal Co.

750

(30,315)

Intuit, Inc.*

2,580

(81,554)

Cintas Corp.

1,020

(34,292)

Intel Corp.

3,450

(91,977)

HNI Corp.

990

(34,709)

Novell, Inc.*

13,430

(92,264)

Rockwell Collins, Inc.

690

(49,659)

Tech Data Corp.*

2,500

(94,300)

Corporate Executive Board

Salesforce.com, Inc.*

1,510

(94,662)

Co.

880

(52,888)

JDS Uniphase Corp.*

8,230

(109,459)

Trane, Inc.

1,150

(53,717)

Electronic Arts, Inc.*

4,481

(261,707)

Robert Half International, Inc.

2,090

(56,514)

Total Information Technology

__________

(1,676,781)

Owens Corning, Inc.*

3,260

(65,917)

Pitney Bowes, Inc.

1,810

(68,852)

FINANCIALS (5.5)%

Masco Corp.

3,490

(75,419)

Westamerica Bancorporation

20

(891)

General Electric Co.

2,250

(83,408)

Legg Mason, Inc.

50

(3,657)

Expeditors International

CapitalSource, Inc.

270

(4,749)

Washington, Inc.

1,920

(85,786)

Brandywine Realty Trust

280

(5,020)

United Parcel Service, Inc. —

AMBAC Financial Group,

Class B

1,520

(107,494)

Inc.

210

(5,412)

Southwest Airlines Co.

11,360

(138,592)

SEI Investments Co.

200

(6,434)

USG Corp.*

5,730

(205,077)

Old Republic International

Total Industrials

__________

(1,397,855)

Corp.

419

(6,457)

Thornburg Mortgage, Inc.

1,070

(9,887)

INFORMATION TECHNOLOGY (4.3)%

iStar Financial, Inc.

410

(10,680)

BEA Systems, Inc.*

140

(2,209)

Federal National Mortgage

Micron Technology, Inc.*†

657

(4,763)

Association

349

(13,953)

LSI Logic Corp.*

988

(5,246)

Forest City Enterprises, Inc.

Ciena Corp.*

240

(8,186)

— Class A

340

(15,110)

8

HEDGED EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

First Horizon National Corp.

880

$

(15,972)

PartnerRe

1,130$

(93,259)

National City Corp.

1,000

(16,460)

Total Financials

__________

(2,115,232)

PMI Group, Inc.

1,260

(16,733)

E*Trade Financial Corp.*

4,780

(16,969)

Total Common Stocks Sold Short

WR Berkley Corp.

570

(16,992)

(Proceeds $12,025,501)

(11,462,511)

Cincinnati Financial Corp.

430

(17,002)

Total Short Sales (29.7)%

Whitney Holding Corp.

670

(17,520)

(Proceeds $12,025,501)

$ (11,462,511)

__________

Arthur J Gallagher & Co.

780

(18,868)

Other Assets in Excess of

Capitol Federal Financial

680

(21,080)

Liabilities – 47.2%

$

__________

18,237,613

UDR, Inc.

1,100

(21,835)

MBIA, Inc.

1,180

(21,983)

Net Assets – 100.0%

$

38,623,927

Conseco, Inc.*

1,790

(22,482)

Unrealized

NYSE Euronext

260

(22,820)

Contracts

Gain (Loss)

Webster Financial Corp.

720

(23,018)

Futures Contracts Purchased

Capital One Financial Corp.

550

(25,993)

March 2008 S&P 500 Index

Kilroy Realty Corp.

480

(26,381)

Mini Futures Contracts

Developers Diversified Realty

(Aggregate Market Value of

Corp.

720

(27,569)

Contracts $8,478,375)

115$

51,034

Astoria Financial Corp.

1,190

(27,691)

March 2008 Russell 2000®

Regency Centers Corp.

480

(30,955)

Index Mini Futures Contracts

CB Richard Ellis Group, Inc.

(Aggregate Market Value of

— Class A*

1,470

(31,678)

Contracts $2,310,000)

30

34,767

Countrywide Financial Corp.

3,590

(32,095)

March 2008 S&P MidCap

People's United Financial, Inc.

1,810

(32,218)

400 Index Mini Futures

Brown & Brown, Inc.

1,390

(32,665)

Contracts

First American Corp.

1,030

(35,144)

(Aggregate Market Value of

Huntington Bancshares, Inc.

2,450

(36,162)

Contracts $2,241,460)

26

13,440

Zions Bancorporation

780

(36,418)

March 2008 Nikkei 225 Index

AvalonBay Communities, Inc.

390

(36,715)

Futures Contracts

Popular, Inc.

3,490

(36,994)

(Aggregate Market Value of

Lazard — Class A

930

(37,832)

Contracts $3,639,600)

48

(229,404)

Kimco Realty Corp.

1,140

(41,496)

(Total Aggregate Market Value of Contracts

Washington Mutual, Inc.

3,350

(45,593)

$16,669,435)

$

__________

(130,163)

St Joe Co.

1,350

(47,939)

*

Non-Income Producing Security.

XL Capital

960

(48,298)

All or a portion of this security is on loan at December 31,

New York Community

†

2007.

Bancorp, Inc.

2,840

(49,927)

All or a portion of this security is pledged as equity index

Federal Realty Invs Trust

610

(50,112)

††

swap collateral at December 31, 2007.

M&T Bank Corp.

640

(52,205)

ADR – American Depository Receipt

Everest Re Group

570

(57,228)

Simon Property Group, Inc.

720

(62,539)

Fifth Third Bancorp

2,520

(63,328)

Progressive Corp.

3,370

(64,569)

SLM Corp.

3,290

(66,261)

AmeriCredit Corp.*

5,250

(67,148)

Regions Financial Corp.

3,010

(71,187)

Macerich Co.

1,050

(74,613)

Sovereign Bancorp, Inc.

6,600

(75,240)

Moody's Corp.

2,140

(76,398)

Allied Capital Corp.

3,870

(83,205)

Leucadia National Corp.

1,830

(86,193)

9